                               CONTINUING GUARANTY

         THIS CONTINUING GUARANTY ("Guaranty") dated effective as of December 22, 2000, is executed and delivered by AMERICAN BUSINESS FINANCIAL SERVICES, INC. (the "Guarantor"), a Delaware corporation and owner of all of the capital stock of ABC which owns all of the capital stock of each of the other Companies, to THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation, in its capacity as agent and representative of the Lenders under the Credit Agreement, as those capitalized terms are defined below (in that capacity, "Agent"), and to the Lenders themselves, recites and provides as follows:

                                    Recitals

         As a condition to lending under the Credit Agreement, Agent and the Lenders have required Guarantor to unconditionally and irrevocably guarantee to the Agent and the Lenders the payment and performance when due of the Companies' Obligations, and Guarantor hereby does so.

                                   Agreements

                                   ARTICLE 1

         Section 1.1 Definitions. All capitalized terms that are defined in the Current Credit Agreement and are used but not defined differently in this Guaranty have the same meanings here as there. In this Guaranty, these terms have these respective meanings:

         "Credit Agreements" means all present and future agreements (written or oral) among the Companies (or any of them) and Chase, whether as agent and representative of any or all of the Lenders or individually, contemplating or providing for the extension of credit or any other financial accommodation by or for the account of the Agent and to or for the account, use or benefit of the Company and includes, without limitation, the following credit agreement (to which reference is here made for all purposes):

                  The 12/00 Senior Secured Credit Agreement dated as of December 22, 2000 among the Companies, the Parent, the Agent and the Lenders (as it may hereafter be supplemented, further amended or again restated from time to time, the "Current Credit Agreement").

         "Credit Papers" means and includes the Facilities Papers and all other credit agreements, promissory notes, guaranties, security agreements, mortgages, deeds of trust, financing statements, custody agreements and other assignment, agreements and other papers evidencing, securing or otherwise relating to any of the Credit Agreements.

         "Guaranteed Debt" means all Obligations, including, but not limited to, all present and future Debt of the Companies, or any of them (including principal, interest and any and all lawful premiums and fees), to any Lender or to the Agent incurred under any of the Credit Papers, including, but not limited to, all Debt now or hereafter evidenced by the Senior Secured Notes evidencing

Debt under the Current Credit Agreement, including the Swing Line Note, or by any renewal, extension, rearrangement, modification, increase or replacement of any such note. Guaranteed Debt also includes debt for payment of which a Company has limited corporate liability and even debt for payment of which a court determines a Company has no corporate liability (and Guarantor shall be liable hereunder for payment thereof even if a court determines that the Companies are not liable therefor.) Guaranteed Debt includes interest and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against any Obligor or (b) the obligations of any Obligor shall cease to exist by operation of law or for any other reason. Guaranteed Debt also includes all reasonable attorneys' fees and any other expenses incurred by the Agent or any Lender in enforcing any of the Credit Papers.

         "Dollars" and $ means lawful money of the United States of America.

         "Debt" means, with respect to any Person and on any day, the sum (without duplication) on that day of (a) all of that Person's debt (1) for borrowed money, (2) for the deferred purchase price of Property or services, or
(3) that is evidenced by a bond, debenture, note or other instrument plus (b) any debt secured by any Lien existing on any interest of that Person in Property owned subject to such Lien whether or not that Person is liable for the debt secured thereby, plus (c) all of that Person's obligations under all capitalized leases, plus (d) all of that Person's reimbursement obligations in respect of letters of credit issued to others for such Person's account, plus (e) all debt of each partnership of which that Person is a general partner, plus (f) all of that Person's obligations under all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, debt of others (other than Mortgage Loans).

         "Obligor" means any Person now or hereafter primarily or secondarily obligated to pay all or any part of the Guaranteed Debt, including each of the Companies and Guarantor.

         "Subordinated Debt" means Debt of any Company to any Person (i) that is wholly unsecured by any Company's property, (i) the papers evidencing, securing, governing or otherwise related to which Debt impose covenants and conditions on the debtor under them that are no more restrictive or onerous than the covenants and conditions imposed on the Companies by this Agreement and (iii) that is subordinated to the Obligations pursuant to a currently effective and irrevocable Subordination Agreement including standstill and blockage provisions approved by the Agent.

                                   ARTICLE 2

         Section 2.1 Execution of Credit Papers. The Companies have executed and delivered the Current Credit Agreement and all other concurrent Facilities Papers to the Agent and they are secured by the liens, security interests, collateral assignments and other security devices created, evidenced or carried forward by the Facilities Papers.

         Section 2.2 Consideration. In consideration of the credit and financial accommodations contemplated to be extended to the Company by the Agent pursuant to the Credit Papers or otherwise, which Guarantor has determined will substantially benefit Guarantor directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor executes and delivers this Guaranty to the Agent with the intention of being presently and legally bound by its terms.

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                                   ARTICLE 3

         Section 3.1 Payment Guaranty. Guarantor, as primary obligor and not as a surety, guarantees to the Lenders and the Agent the full, prompt and punctual payment of the Guaranteed Debt when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the Credit Papers. This Guaranty is irrevocable, unconditional and absolute, and if for any reason all or any portion of the Guaranteed Debt shall not be paid when due, Guarantor will immediately pay the Guaranteed Debt to the Agent or other Person entitled to it, in Dollars, regardless of (a) any defense, right of set-off or counterclaim which any Obligor may have or assert, (b) whether the Agent or any other Person shall have taken any steps to enforce any rights against any Obligor or any other Person to collect any of the Guaranteed Debt or to realize on any Collateral and (c) any other circumstance, condition or contingency. Guarantor agrees that the Agent shall have the nonexclusive right to enforce and collect this Guaranty without making proof of its authority to do so.

         Section 3.2 Performance Guaranty. Guarantor, as primary obligor and not as a surety, irrevocably, unconditionally and absolutely guarantees to the Lenders and the Agent the full and complete performance of all of the obligations of the Company under the Credit Papers, and upon the occurrence of any default in the complete performance of any such obligation, Guarantor will promptly perform such obligation, or cause it to be performed. If Guarantor fails, within eight (8) Business Days after demand by the Agent made at any time after the occurrence of such a default, to commence performing the defaulted obligation, or thereafter fails to diligently pursue performance of the defaulted obligation to completion, the Agent shall have the right -- but not the obligation -- exercisable then or at any time thereafter, to perform such defaulted obligation, and all incidental acts, whether before or after commencement of foreclosure proceedings, and either before or after the exercise of any of the Agent's other rights, benefits or privileges under any of the Credit Papers against any Obligor or any other Person or his, her or its property, and the Agent shall be entitled to expend such sums therefor as in its reasonable discretion it shall deem to be proper in order to fully and completely perform such defaulted obligation. The amount of any and all such expenditures when made by the Agent or any Lender shall be immediately due and payable to the Agent by Guarantor, in Dollars, without duplication and upon notice or demand. Guarantor further agrees to hold the Agent harmless from, and to indemnify and defend it against, any and all losses, claims, damages, costs, penalties, liabilities and expenses, including court costs and reasonable attorneys' fees, arising or incurred because of or with respect to any failure or refusal by Guarantor to perform any of Guarantor's obligations hereunder with respect to a default in performance of any of the Company's obligations under any of the Credit Papers, with interest on any amounts owing from the date of expenditure until paid at the Past Due Rate. Guarantor hereby agrees that (i) it does not and will not own, hold or acquire any Liens on any Property or assets of the Company as security for any loans, advances or costs in connection with the performance of any such obligations or for any other reason and any such Lien which has been or is taken by or granted to Guarantor, whether by contract or by operation of Law


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or the principles of equity, shall be subordinate and inferior to any Lien of
Agent or Lenders without any further action being taken by any parties hereto or the Credit Papers and shall be voidable at the election of the Agent, and (ii) without notice to Guarantor and/or any co-guarantor in respect of the Guaranteed Debt or any of the Company's other obligations under the Credit Papers, upon the occurrence of any Default, or similar event (however denominated) under any of the Credit Papers, the Agent shall be entitled to enter upon the Company's Property (a) in the Agent's case, for the purpose of exercising any right, benefit or privilege under any of the Credit Papers and (b) in the case of any such co-guarantor, for the purpose of performing any obligations which he, she or it may have under any such guaranty; provided that the Agent's rights and privileges under this provision as well as under the rest of this Guaranty shall be and remain senior, superior and paramount to the rights of Guarantor and any such co-guarantor. The obligations of Guarantor under this Section are cumulative of the provisions of Section 3.1.

         Section 3.3 Obligations Not Affected. Guarantor's covenants, agreements and obligations under this Guaranty shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the following things, for any reason, whether by voluntary act, operation of Law or order of any competent Governmental Authority and whether or not Guarantor is given any notice or is asked for or gives any further consent (all requirements for which, however arising, Guarantor as to Agent and Lenders, their successors and assigns and all future holders of any part of the Guaranteed Debt, hereby WAIVES):

         (a) release or waiver of any obligation or duty to perform or observe any express or implied agreement, covenant, term or condition imposed in any of the Credit Papers or by applicable Law on any Obligor or any party to the Credit Papers.

         (b) extension of the time for payment of any part of the Guaranteed Debt or any other sums payable under the Credit Papers, extension of the time for performance of any other obligation under or arising out of or in connection with the Credit Papers or change in the manner, place or other terms of such payment or performance.

         (c) settlement or compromise of any or all of the Guaranteed Debt.

         (d) renewal, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) of any part of any of the Credit Papers or any obligations under the Credit Papers of any Obligor or any other party to the Credit Papers (without limiting the number of times any of such things may occur).

         (e) acceleration of the time for payment or performance of any Guaranteed Debt or other obligation under any of the Credit Papers or exercise of any other right, privilege or remedy under or in regard to any of the Credit Papers.


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         (f) failure, omission, delay, neglect, refusal or lack of diligence by any Lender, the Agent or any other Person to assert, enforce, give notice of intent to exercise -- or any other notice with respect to -- or exercise any right, privilege, power or remedy conferred on the any Lender, the Agent or any other Person in any of the Credit Papers or by Law or action on the part of any Lender, the Agent or any other Person granting indulgence, grace, adjustment, forbearance or extension of any kind to any Obligor or any other Person.

         (g) release, surrender, exchange, impairment, subordination or loss of any Lien priority under any of the Credit Papers or in connection with the Guaranteed Debt.

         (h) release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any guaranty, pledge, mortgage, deed of trust, security agreement, Lien, charge, insurance agreement, bond, letter of credit or other security device, guaranty, surety or indemnity agreement whatsoever.

         (i) taking or acceptance of any other security or guaranty for the payment or performance of any or all of the Guaranteed Debt or the obligations of any Obligor.

         (j) release, modification or waiver of, or failure, omission, delay, neglect, refusal or lack of diligence to enforce, any right, benefit, privilege or interest under any contract or agreement, under which the rights of any Obligor have been collaterally or absolutely assigned, or in which a security interest has been granted, to the Lenders or the Agent as direct or indirect security for payment of the Guaranteed Debt or performance of any other obligations to -- or at any time held by -- the Lenders or the Agent.

         (k) death, incapacity, voluntary or involuntary liquidation, dissolution, sale of any collateral, marshaling of assets and liabilities, change in corporate or organizational status, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt or other similar proceedings of or affecting any Obligor or any of the assets of any Obligor, even if any of the Guaranteed Debt is thereby rendered void, unenforceable or uncollectible against any Person other than Guarantor.

         (l) occurrence or discovery of any irregularity, invalidity or unenforceability of any of the Guaranteed Debt or Credit Papers or any defect or deficiency in any of the Guaranteed Debt or Credit Papers, including the unenforceability of any provisions of any of the Credit Papers because entering into any such Credit Papers was ultra vires or because anyone who executed them exceeded his or her authority.

         (m) failure to acquire, protect or perfect any Lien in any collateral intended to secure any part of the Guaranteed Debt or any other obligations under the Credit Papers or failure to maintain perfection.

         (n) failure by the Agent or any other Person to notify -- or timely notify -- Guarantor of any Default, Potential Default or similar event (however denominated) under any of the Credit Papers, any renewal, extension, supplementing, modification, rearrangement, amendment, restatement, replacement, cancellation, rescission, revocation or reinstatement (whether or not material) or assignment of any part of the Guaranteed Debt, release or exchange of any security, any other action taken or not taken by the Agent against any Obligor

                                       5
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or any other Person or any direct or indirect security for any part of the
Guaranteed Debt or other obligation of the Company, any new agreement between the Agent and any Obligor or any other Person or any other event or circumstance. Neither the Agent nor any Lender has any duty or obligation to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Debt or the Credit Papers except notices that are required by any applicable Law that also prohibits (or would sanction the Agent or the Lenders for) their waiver.

         (o) occurrence of any event or circumstances which might otherwise constitute a defense available to, or a discharge of, any Obligor, including failure of consideration, fraud by or affecting any Person, usury, forgery, breach of warranty, failure to satisfy any requirement of the statute of frauds, running of any statute of limitations, accord and satisfaction and any defense based on election of remedies of any type.

         (p) receipt and/or application of any proceeds, credits or recoveries from any source, including any proceeds, credits, or amounts realized from exercise of any of the Agent's rights, remedies, powers or privileges under the Credit Papers, by Law or otherwise available to the Agent.

         (q) occurrence of any act, error or omission of the Agent or any Lender, except behavior which is proven to be in bad faith to the extent (but no further) that Guarantor cannot effectively waive the right to complain.

         Section 3.4 Waiver of Certain Rights and Notices. Guarantor hereby WAIVES and RELEASES all right to require marshaling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any liability to which it applies or may apply, notice of the creation, accrual, renewal, increase, extension, modification, amendment or rearrangement of any part of the Guaranteed Debt, presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of intent to accelerate, notice of acceleration and all other notices and demands, collection, suit and the taking of any other action by the Agent, and Lender or any other Person.

         Section 3.5 Not a Collection Guaranty. This is an absolute, unconditional, irrevocable and continuing guaranty of payment, and not of collection, and an absolute, unconditional, irrevocable and continuing guaranty of performance of all of the obligations of the Companies under the Credit Papers, and Guarantor WAIVES any right to require that any action be brought against any other Obligor or any other Person, or that the Agent, any Lender or any other Person be required to enforce, attempt to enforce or exhaust any of its or their rights, benefits or privileges under any of the Credit Papers, by law or otherwise; provided that nothing herein shall be construed to prevent the Agent or any Lender from exercising and enforcing at any time any right, benefit or privilege which it may have under any Credit Papers or by Law from time to time, and at any time, and Guarantor agrees that Guarantor's obligations hereunder are -- and shall be -- absolute, independent and unconditional under any and all circumstances. Should the Agent or any Lender seek to enforce Guarantor's obligations by action in any court, Guarantor WAIVES any requirement, substantive or procedural, that (a) the Agent pursue any foreclosure action, realize or attempt to realize on any security or preserve or enforce any deficiency claim against any other Obligor or any other Person after any such realization, (b) a judgment first be sought or rendered against any

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other Obligor or any other Person, (c) any other Obligor or any other Person be joined in such action or (d) a separate action be brought against any other Obligor or any other Person. Guarantor's obligations under this Guaranty are several from those of any other Obligor or any other Person, and are primary obligations concerning which Guarantor is the principal obligor. All waivers in this Guaranty or any of the Credit Papers shall be without prejudice to the Agent at its option to proceed against any other Obligor or any other Person, whether by separate action or by joinder. Guarantor agrees that this Guaranty shall not be discharged except (subject to reinstatement pursuant to Section 3.10) by payment of the Guaranteed Debt in full, complete performance of all obligations of the Obligors under the Credit Papers (or their written waiver and release) and termination of any Agent's obligation -- if any -- to make any further advances under the Credit Papers or extend other financial accommodations to any Obligor relating to the Guaranteed Debt.

         Section 3.6 Subrogation. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of Guarantor's funds by the Agent, Guarantor shall never be subrogated to any of the Agent's rights against any other Obligor or any other Person or any collateral or offset rights held by the Agent for payment of the Guaranteed Debt, nor shall Guarantor have any right of indemnity, reimbursement or contribution against any other Obligor or any other Person for Guarantor's payment of any part of the Guaranteed Debt.

         Section 3.7 Reliance on Guaranty. All extensions of credit and financial accommodations heretofore or hereafter made by the Agent under or in respect of the Credit Papers shall be conclusively presumed to have been made in acceptance of this Guaranty.

         Section 3.8 Demands are Conclusive. Any demand by the Agent under this Guaranty shall be conclusive, absent manifest error, as to the matters therein stated, including the amount due.

         Section 3.9 Joint and Several. If any Person makes any guaranty of any of the obligations guaranteed hereby or gives any security for them, Guarantor's obligations hereunder shall be joint and several with the obligations of such other Person pursuant to such agreement or other papers making the guaranty or giving the security.

         Section 3.10 Payments Returned. Guarantor agrees that, if at any time all or any part of any payment previously applied by the Agent to the Guaranteed Debt is or must be returned by the Agent -- or recovered from the Agent -- for any reason (including the order of any bankruptcy court), this Guaranty shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition (although without duplication of any recovery or other remedy), Guarantor hereby agrees to indemnify the Agent against, and to save and hold it harmless from any required return by the Agent -- or recovery from it -- of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency Laws, or for any other reason.


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                                   ARTICLE 4

         Section 4.1 Reasonably Equivalent Value. Guarantor warrants and represents that the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor incurred or arising under this Guaranty and all related papers and arrangements.

         Section 4.2 Substantial Benefit. Guarantor's board of directors has determined that such liability and obligation may reasonably be expected to substantially benefit Guarantor directly or indirectly.

         Section 4.3 Guarantor Understands Papers and Risks. Guarantor has had full and complete access to the underlying papers relating to the Guaranteed Debt and all other papers executed by any other Obligor or any other Person in connection with the Guaranteed Debt, has reviewed them and is fully aware of the meaning and effect of their contents. Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. Guarantor warrants and represents that Guarantor has received and reviewed or caused its legal counsel to review and advise Guarantor concerning the content and meaning of all of the Credit Papers now in existence and of this Guaranty, and that Guarantor's board of directors has approved such Credit Papers and this Guaranty and has determined that the making of this Guaranty will substantially benefit Guarantor, directly or indirectly. Guarantor has adequate means to obtain from the Company on a continuing basis information concerning the Company's financial condition, and is not depending on the Agent to provide such information, now or in the future. Guarantor agrees that the Agent shall have no obligation to advise or notify Guarantor or to provide Guarantor with any data or information.

         Section 4.4 Guaranty Not a Condition to Credit for Guarantor. The execution and delivery of this Guaranty is not a condition precedent (and the Agent has not in any way implied that the execution of this Guaranty is a condition precedent) to the Agent's making, extending or modifying any loan to Guarantor or to any other financial accommodation to or for Guarantor.

                                   ARTICLE 5

         Section 5.1 Covenants for the Benefit of the Agent. Guarantor covenants and agrees that, until payment in full of the Guaranteed Debt, complete performance of all of the obligations of the Obligors under the Credit Papers and final termination of the Agent's obligation -- if any -- to make any further advances under the Credit Papers or provide any other financial accommodations to any Obligor, Guarantor will comply with all of its covenants under this Guaranty and under any of the other Credit Papers.

         Section 5.2 No Other Debt. Guarantor shall not incur Debt except as permitted under or pursuant to Section 11.6 of the Current Credit Agreement, Guarantor shall not incur any additional Debt.

         Section 5.3 No Subsidiary Guaranties. Without first obtaining the Agent's specific written consent, the Guarantor agrees to neither directly or indirectly guarantee any debt of any of its direct or indirect Subsidiaries or any debt of any other Affiliate except for this Guaranty.

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                                   ARTICLE 6

         Section 6.1 Term. Subject to the automatic reinstatement provisions of
Section 3.10, this Guaranty shall terminate and be of no further force or effect upon full payment of the Guaranteed Debt, complete performance of all of the obligations of the Obligors under the Credit Papers and final termination of the Lenders' and the Agent's obligation to make any further advances under the Credit Papers or to provide any other financial accommodations to any Obligor relating to the Guaranteed Debt.

                                   ARTICLE 7

         Section 7.1 Default. If any principal, interest or premium (if any) on any of the Credit Papers is not paid when due or if any Default or similar event (however denominated) occurs under any of the Credit Papers, then that shall automatically constitute default under this Guaranty.

                                   ARTICLE 8

         Section 8.1 Binding on Successors; No Assignment by Guarantor. All guaranties, warranties, representations, covenants and agreements in this Guaranty shall bind the trustees, beneficiaries, conservators, receivers, successors and assigns of Guarantor and shall benefit the Lenders, the Agent and their successors and assigns, and any holder of any part of the Guaranteed Debt. Guarantor shall not assign or delegate any of its rights or obligations under this Guaranty or any of the Credit Papers without the Agent's express prior written consent.

         Section 8.2 Subordination of the Companies' Obligations to Guarantor. Guarantor agrees that if, for any reason whatsoever, any Company now or hereafter becomes liable, obligated or indebted to Guarantor, all such liabilities, obligations and debt, together with all interest thereon and fees and other charges in connection therewith, and all Liens shall at all times and automatically be and remain second, subordinate and inferior in right of payment, in Lien priority and in all other respects to the Guaranteed Debt and all Liens securing the Guaranteed Debt. This provision is cumulative of any separate subordination agreement, and any apparent conflict with it shall be resolved in favor of the provision most favorable to the Agent and the Lenders.

         Section 8.3 Waiver of Suretyship Rights. By signing this Guaranty, Guarantor WAIVES each and every right to which it may be entitled by virtue of any suretyship law, including any rights it may have pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as the same may be amended from time to time.

         Section 8.4 Amendments in Writing. This Guaranty shall not be changed orally but shall be changed only by agreement in writing signed by Guarantor and the Agent. Any waiver or consent with respect to this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Guaranty.

         Section 8.5 Notices. All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices"), except as otherwise specifically provided in this Guaranty, shall be in writing and shall be either (a) delivered in person, or
(b) mailed, by certified, registered or express mail, postage prepaid, addressed to the respective parties hereto at their respective addresses specified below, or (c) sent in a prepaid overnight delivery envelope via a nationally-recognized courier service (such as Federal Express, Airborne Express, United Parcel Service, Purolator, DHL Worldwide Express, NextJet or Network Courier Service) that provides weekday next-day delivery service to the addressee's location, or
(d) telecopied to their respective telecopy numbers (with a paper copy mailed the same day as aforesaid) as hereinafter set forth, provided that any party may change its address for notice by designating such party's new address in a Notice to the sending party given at least five (5) Business Days before it shall become effective. All Notices shall be conclusively deemed to have been properly given or served when received in person, regardless of how sent. Regardless of when received, all Notices shall be conclusively deemed to have been properly given or served if addressed in accordance with this Section and
(1) if mailed, on the second (2nd) Business Day after being deposited in the mails, or (2) if sent by nationally-recognized courier service, on the next Business Day or (3) if faxed before the close of business at the recipient's location on a Business Day, when faxed -- or if faxed after the close of business at the recipient's location or on a day that is not a Business Day, on the next Business Day thereafter -- to the telecopy number set forth or referred to below (provided that a paper copy is mailed on the same Business Day as aforesaid):

If to the Guarantor:

American Business Financial Services, Inc.
BalaPointe Office Centre
111 Presidential Boulevard, Suite 127
Bala Cynwyd, Pennsylvania 19004
Attention: Jeffrey M. Ruben, EVP
Phone: (610) 617-5562
Fax: (610) 668-4164
email: none


If to the Agent:

Chase Bank of Texas, National Association
707 Travis, 6th Floor North
Houston, Texas 77002
Attention: Mr. Michael W. Nicholson
Phone: (713) 216-5335
Fax: (713) 216-1567
email: michael.nicholson@chase.com


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with a copy to:

The Chase Manhattan Bank
1111 Fannin, 12th Floor
Houston, Texas 77002
Attention:  Ms. Bea Delgado, Mortgage Banking
Warehouse Services
Phone: (713) 427-6455
Fax:  (713) 427-6449
email: bea.r.delgado@chase.com

If to the Lenders, to their respective addresses for notices provided on
Schedule 15 of the Current Credit Agreement.

         Section 8.6 Gender; "Including" is Not Limiting; Section Headings. The masculine and neuter genders used in this Guaranty each includes the masculine, feminine and neuter genders, and the singular number includes the plural where appropriate, and vice versa. Wherever the term "including" or a similar term is used in this Guaranty, unless the context clearly requires otherwise -- for example, if preceded by "not" -- it shall be read as if it were written "including by way of example only and without in any way limiting the generality of the clause or concept referred to." The headings used in this Guaranty are included for reference only and shall not be considered in interpreting, applying or enforcing this Guaranty.

         Section 8.7 Agent's Offset Rights. After an Event of Default has occurred, the Agent is hereby authorized at any time and from time to time, without notice to any Person (and Guarantor hereby WAIVES any such notice) to the fullest extent permitted by Law, to set off and apply any and all monies, securities and other properties of Guarantor now or in the future in the possession, custody or control of the Agent or such Lender or on deposit with or otherwise owed to Guarantor by the Agent or such Lender -- including all such monies, securities and other Properties held in general, special, time, demand, provisional or final accounts or for safekeeping or as collateral or otherwise, but excluding those accounts clearly designated as escrow or trust accounts held by Guarantor for others unaffiliated with Guarantor -- against any and all of Guarantor's obligations to the Agent and the Lenders, or any of them, now or hereafter existing under this Guaranty, irrespective of whether the Agent shall have made any demand under this Guaranty. The Agent agrees to use reasonable efforts to promptly notify Guarantor after executing, any such set-off and application, provided that failure to give -- or delay in giving -- any such notice shall not affect the validity of such set-off and application or impose any liability on the Agent or any Lender. The Agent's rights under this Section are in addition to other rights and remedies (including other rights of set-off) which it or they may have.

         Section 8.8 Venue. This Guaranty is performable in Harris County, Texas, which shall be a proper place of venue for suit on or in respect of this Guaranty. Guarantor irrevocably agrees that any legal proceeding in respect of this Guaranty shall be brought in the district courts of Harris County, Texas or the United States District Court for the Southern District of Texas, Houston Division (collectively, the "Specified Courts"). Guarantor hereby irrevocably

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submits to the nonexclusive jurisdiction of the state and federal courts of the
State of Texas. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Credit Papers brought in any Specified Court, and hereby further irrevocably waives any claims that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Guarantor further (1) agrees to designate and maintain an agent for service of process in the City of Houston in connection with any such suit, action or proceeding and to deliver to the Agent evidence thereof and (2) irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, to Guarantor at its address as provided in this Guaranty or as otherwise provided by Texas law. Nothing herein shall affect the right of the Agent to commence legal proceedings or otherwise proceed against Guarantor in any jurisdiction or to serve process in any manner permitted by applicable Law. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

         Section 8.9 Survival. The representations, covenants and agreements set forth in this Guaranty and in the Credit Papers shall continue and survive until final termination of this Guaranty and the provisions of Sections 3.10 and 8.12 shall survive termination of this Guaranty.

         Section 8.10 Rights Cumulative; Delay Not Waiver. The Agent's or any Lenders' exercise of any right, benefit or privilege under any of the Credit Papers or any other papers or at law or in equity shall not preclude the concurrent or subsequent exercise of any of its other present or future rights, benefits or privileges. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by Law, the Credit Papers or any other papers. No failure by the Agent or any Lender to exercise, and no delay in exercising, any right under any Credit Papers or any other papers shall operate as a waiver thereof.

         Section 8.11 Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected thereby, and this Guaranty shall be liberally construed so as to carry out the intent of the parties to it. Each waiver in this Guaranty is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against the Agent for having bargained for and obtained it.

         Section 8.12 Indemnification. The Guarantor agrees to indemnify, defend and hold harmless the Agent, each Lender, its participants and future holders of the Guaranteed Debt and each of their respective officers, agents, directors, employees and counsel (the "Indemnitees") from and against any and all Claims (including interest both before and after any bankruptcy, court costs, penalties, attorneys' fees and disbursements and amounts paid in settlement) to

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which any Indemnitee may become subject arising out of or by reason of any investigation, litigation or other proceedings brought or threatened, arising out of or based on this Guaranty, any of the other Credit Papers or the transactions contemplated thereby; provided, that, for any portion of such Claims resulting from the gross negligence, willful misconduct or fraudulent conduct of any Indemnitee, the Guarantor shall not be liable to that Indemnitee. (The Guarantor agrees, however, that it expressly intends under this Section to indemnify each Indemnitee for all Claims arising out of or resulting from the sole or contributory ordinary negligence of any Indemnitee, including such Indemnitee's own such ordinary negligence.) All of the Guarantor's indemnity obligations under this Guaranty and the other Credit Papers shall survive its and their termination or expiration.

         Section 8.13 Jury Trial Waiver The Guarantor and the Agent (for itself and as agent and representative on behalf of each Lender) each hereby (i) covenants and agrees not to elect a trial by jury of any issue triable of right by a jury, and (ii) waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily, by the Guarantor and the Agent (for itself and the Lenders), and this waiver is intended to encompass individually each instance and each issue as to which the right of a jury trial would otherwise accrue. The Agent is hereby authorized and requested to submit this Guaranty to any court having jurisdiction over the subject matter and the parties hereto, so as to serve as conclusive evidence of the foregoing waiver of the right to jury trial. Further, the Guarantor hereby certifies that no representative or agent of the Agent or any Lender has represented, expressly or otherwise, to any shareholder, director, officer, agent or representative of it that the Agent will not seek to enforce this waiver of right to jury trial provision.

         Section 8.14 Entire Agreement. This Guaranty embodies the entire agreement and understanding between Guarantor and the Agent with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Guarantor acknowledges and agrees that there is no oral agreement between Guarantor and the Agent or any Lender which has not been incorporated in this Guaranty.

         Section 8.15 Usury Not Intended; Savings Provisions. Notwithstanding any provision to the contrary contained in any Credit Papers, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Guaranty which under applicable Laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable Texas or federal Laws, whichever permit the higher rate. In this connection, Guarantor and the Agent stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury Laws. In furtherance thereof, none of the terms of this Guaranty shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable Laws. Guarantor shall never be liable for interest in excess of the maximum rate permitted by applicable Laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable Laws, the Agent shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall


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refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by applicable Laws. All sums paid or agreed to be paid to any or all Lenders or the Agent for the use, forbearance or detention of money shall, to the extent permitted by applicable Law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Guarantor and the Agent.



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follows.)




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         THIS GUARANTY is executed as of the date first above written.



                                     AMERICAN BUSINESS FINANCIAL
                                              SERVICES, INC.



                                     By:
                                        ----------------------------------------
                                              Anthony J. Santilli, Chairman